UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): February 15, 2023
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Road	Houston	Texas	77075-1180
(Address of principal executive offices)			(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	POWL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 – Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below, on February 15, 2023, at the 2023 annual meeting of stockholders (the “Annual Meeting”) of Powell Industries, Inc. (the “Company”), the stockholders approved an amendment to the Company's 2014 Equity Incentive Plan (the “Amendment”) to (1) extend the term of the plan by five years and (2) increase the number of shares of common stock that may be issued under the plan by 600,000 shares for a total of 1,350,000 shares.
A description of the Amendment is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on January 6, 2023 (the “2023 Proxy Statement”) under the heading “Proposal No. 4,” which such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.07 – Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company’s stockholders (i) re-elected Christopher E. Cragg and Katheryn B. Curtis and elected Alaina K. Brooks as directors of the Company with terms ending in fiscal year 2026; (ii) approved, on an advisory basis, the Company’s “say-on-pay” proposal relating to the compensation paid to the Company’s named executive officers and the related compensation discussion and analysis contained in the Proxy Statement; (iii) selected frequency of future say-on-pay votes; and (iv) approved the Amendment. The other directors of the Company continuing in office are Brett A. Cope, James W. McGill, John G. Stacey, John D. White and Richard E. Williams.
The following describes the results of the voting at the Annual Meeting:
Proposal No. 1: Election of directors

Nominee	Votes Cast For	Vote Cast Against	Votes Withheld	Broker Non-Votes
Christopher E. Cragg	8,007,441	—	1,323,264	—
Katheryn B. Curtis	6,782,446	—	2,548,259	—
Alaina K. Brooks	9,315,771	—	14,934	—

Proposal No. 2: “Say-on-Pay” advisory vote

Votes Cast For	Vote Cast Against	Votes Withheld/Abstentions	Broker Non-Votes
9,251,287	75,110	4,308	—

Proposal No. 3: Selection of frequency of future “Say-on-Pay” votes

1 Year	2 Years	3 Years	Abstain
8,339,152	5,262	982,966	3,325

Proposal No. 4: Amendment to the 2014 Equity Incentive Plan

Votes Cast For	Vote Cast Against	Votes Withheld/Abstentions	Broker Non-Votes
9,152,801	165,235	12,669	—

Item 9.01 – Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished as part of this Report.

Exhibit Number	Description
10.1	First Amendment to the 2014 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: February 16, 2023
	By:	/s/ Michael W. Metcalf
Michael W. Metcalf
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)